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             UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C.  20549-1004


                                 FORM 8-K


                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) June 14, 2000
                                                      -------------


                     Commission File Number 33-64325
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                         REUNION INDUSTRIES, INC.
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          (Exact name of Registrant as specified in its charter)


        DELAWARE                                    06-1439715
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(State of Incorporation)              (I.R.S. Employer Identification No.)


                       300 WEYMAN PLAZA, SUITE 340
                      PITTSBURGH, PENNSYLVANIA 15236
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       (Address of principal executive offices, including zip code)


                              (412) 885-5501
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           (Registrant's telephone number, including area code)


                             Page 1 of 6 pages.

                       Exhibit index is on page 5.

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             FORWARD-LOOKING STATEMENTS AND ASSOCIATED RISKS

     This Current Report on Form 8-K contains forward-looking statements as defined by Section 21E of the Securities Act of 1934, as amended, concerning the Registrant's expectations about future results of operations, financial position and cash flows, which are dependent upon future events beyond the Registrant's control. Note that all forward-looking statements involve risks and uncertainties including, without limitation, factors which could cause the future results and shareholder values to differ significantly from those expressed in the forward-looking statements. In light of the risks and uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Reunion or any other person that the forward-looking statements will occur.

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ITEM 5.   Other Events.
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     The Company's Board of Directors has approved the conversion of its
Series A and Series B preferred stock into 3,245,515 shares of common stock. The Series A and Series B preferred stock were issued in connection with the March 16, 2000 merger with Chatwins Group, Inc. and acquisition of Kingway Material Handling Company, and have an aggregate liquidation value of $16.2 million. The conversion is equivalent to a $5.00 per common share price.


ITEM 7.   Financial Statements, Pro Forma Financial Information and
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          Exhibits
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          99.1      Press release dated June 16, 2000

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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  June 16, 2000                        REUNION INDUSTRIES, INC.
       -------------                              (Registrant)

                                            By: /s/Kimball J. Bradley
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                                                 Kimball J. Bradley
                                                President and Chief
                                                 Operating Officer

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                              EXHIBIT INDEX

Exhibit No.          Description                                      Page
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   99.1              Press release dated June 16, 2000                  6